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                                 EXHIBIT 23(B)
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                                                                   EXHIBIT 23(b)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-76347) and on Form S-3 (No. 333-73922) of Consumers Energy Company of our report dated January 17, 2003 relating to the financial statements of Midland Cogeneration Venture L.P. which appears in the Consumers Energy Company Form 10-K for the year ended December 31, 2002.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Detroit, Michigan
March 28, 2003